Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME	DEALER NAME
#1 AUTO SALES, INC.	ADVENTURE CHRYSLER JEEP
1ST ATLANTA AUTO SALES	AFFORDABLE AUTO SALES
1ST CHOICE AUTO LLC	AFFORDABLE CARS OF HICKORY INC
1ST CHOICE AUTO SALES INC	AFFORDABLE CARS OF SALISBURY
1ST CLASS AUTO SALES	AFFORDABLE CARS OF STATESVILLE
1ST CLASS AUTO SALES	AFFORDABLE MOTORS, INC.
1ST CLASS AUTOS	AFFORDABLE RENTAL SALES
1ST CLASS CARS ON DIXIE	AFFORDABLE USED CARS & TRUCKS
1ST FINANCIAL SERVICES	AGI AUTO BROKERS
1ST PLACE AUTO SALES, INC	AGI AUTO GROUP INC
1ST VALUE AUTO SALES, INC.	AIRPORT CHRYSLER DODGE JEEP
20 EAST AUTO SALES, INC.	AIRPORT KIA
3 D AUTOMOTIVE GROUP	AJ’S AUTO
31 W AUTO BROKERS INC	AL HENDRICKSON TOYOTA
44 AUTO MART	AL LONG FORD INC
4X4 AUTOS AND MORE	AL PACKER FORD
5 STARR AUTO	AL SPITZER FORD, INC.
561 MOTORS	ALAN BESCO CARS AND TRUCKS
864 CUSTOMS, LLC	ALBANY MITSUBISHI
A & B AUTO, INC.	ALBION MOTORS, INC.
A & B MOTORS	ALETE AUTO GROUP
A D USED CARS	ALEXANDER ELLIOT
A J’S AUTO IMPORTS	ALEXANDER FORD LINCOLN
A.R.J.’S AUTO SALES, INC	ALL AMERICAN MOTORS
A+ CARS SALES	ALL CREDIT CAR SALES LLC
A1 CAR SALE, LLC	ALL FLORIDA LEASING
A1A MOTORS INC	ALL MOTORS
AACC AUTO CAR SALES, INC	ALL STAR AUTO SALES OF
ABBY’S AUTOS, INC.	ALLAN VIGIL FORD
ABC AUTOTRADER	ALLANS SHOWCASE
ABC AUTOTRADER LLC	ALLEN TURNER AUTOMOTIVE
ABERNETHY CHRYSLER JEEP DODGE	ALLSTAR AUTO SALES
ABUNDANT LIFE AUTO, INC	ALLSTAR MOTORS, INC.
ACE AUTO SALES	ALPHA MOTOR SALES, INC.
ACQUIRED TOUCH LLC	ALPINE AUTO SALES
ACTION AUTO ASSOCIATES II INC	ALTERNATIVES
ACTION AUTO SALES & RACING	AMB AUTOS LLC
ACTION GM	AMBAR MOTORS, INC.
ACTION MOTORS, INC.	AMERICAN AUTO BROKERS
ACURA OF ORANGE PARK	AMERICAN AUTO SALES
AD AUTO SALES, LLC	AMERICAN AUTO SALES
ADAMS AUTO GROUP	AMERICAN FINANCIAL SERVICES &
ADAMSON FORD LLC	AMERICAR AUTO SALES
ADOPT-A-CAR, LLC	AMG AUTO SALES INC
ADREMA AUTO SALES, INC.	AMS CARS
ADRIAN DODGE CHRYSLER JEEP	ANCHOR AUTO
ADVANCE AUTO SALES	ANDERSON AUTOMOTIVE GROUP INC
ADVANCE AUTO WHOLESALE, INC.	ANDERSON SUBURU
ADVANCED AUTO BROKERS, INC.	ANDREW’S ALTITUDES, INC.
ADVANTAGE AUTO	ANDY CHEVROLET COMPANY
ADVANTAGE AUTO SALES	ANDY MOHR BUICK PONTIAC GMC
ADVANTAGE FORD LINCOLN MERCURY	ANDY MOHR CHEVROLET, INC.
ADVANTAGE FORD OF STUART, INC	ANDY MOHR FORD, INC.
ADVANTAGE MOTORS	ANDY MOHR MITSUBISHI, INC.

DEALER NAME	DEALER NAME
ANDY MOHR NISSAN, INC.	AUTO CHOICE SELECT LLC
ANDY MOHR SPEEDWAY CHEVROLET	AUTO CITY AT CLAYTON
ANDY MOHR TOYOTA	AUTO CORRAL, INC.
ANDY’S AUTO REPAIR & SALES	AUTO CREDIT CENTER INC
ANN STREET CROSSLANDER	AUTO CREDIT CONNECTION, INC.
ANTHONY UNDERWOOD AUTOMOTIVE	AUTO CREDIT OF KENTUCKY
ANTHONY WAYNE AUTO SALES	AUTO DIRECT COLUMBUS OH
ANTWERPEN CHRYSLER JEEP	AUTO DIRECT OF CAROLINA
ANTWERPEN NISSAN, INC.	AUTO EASE
APEX AUTOMOTIVE	AUTO ETC, LLC
APL OF ORLANDO	AUTO EXCHANGE
APPROVAL AUTO CREDIT INC.	AUTO EXPECTATIONS LLC
APPROVED AUTOMOTIVE GROUP LLC	AUTO EXPO OF ROME
AR MOTORSPORTS INC	AUTO EXPRESS CREDIT INC
ARCADIA CHEVROLET	AUTO FINDERS OF VIRGINIA
ARCH ABRAHAM NISSAN LTD	AUTO GALLERY, INC.
ARIAL CHRISTIAN ENTERPRISE INC	AUTO HOUSE OF SALISBURY INC
ARLINGTON TOYOTA INC.	AUTO JUNCTION
ARNOLD PALMER CADILLAC	AUTO LAND AUTO SALES INC
ARRIGO DODGE	AUTO LINE, INC.
ART MOEHN CHEVROLET, CO.	AUTO MARKET, INC.
ART MORAN PONTIAC	AUTO MART, INC.
ASANKA CARS.COM	AUTO MASTERS
ASH TISDELLE MOTORS, INC.	AUTO MAX
ASHEBORO FORD LINCOLN	AUTO MAXX, INC.
ASHEBORO HONDA MAZDA	AUTO MAXXX OF COLUMBIA, LLC
ASHEBORO NISSAN, INC	AUTO NETWORK, INC.
ASTRO LINCOLN MERCURY, INC.	AUTO PLAZA
ATCHINSON FORD SALES	AUTO PLEX
ATLANTA AUTO BROKERS	AUTO POINT USED CAR SALES
ATLANTA AUTO CREDIT	AUTO PROFESSIONAL CAR SALES
ATLANTA AUTO SHOWCASE	AUTO RITE, INC
ATLANTA BEST USED CARS LLC	AUTO SELECT
ATLANTA CAR BEST, INC.	AUTO SHOWCASE
ATLANTA CAR CLUB	AUTO SHOWCASE MOTORCARS OF
ATLANTA CHRYSLER JEEP DODGE	AUTO SHOWCASE OF LAUREL LLC
ATLANTA HYUNDAI	AUTO SHOWROOM
ATLANTA LUXURY MOTORS	AUTO SOURCE OF GEORGIA
ATLANTA USED CARS CENTER, INC	AUTO SPECIALISTS
ATLANTIC AUTO PROFESSIONALS	AUTO SPORT
ATLANTIC BEACH AUTO SALES	AUTO SPOT ORLANDO
ATLANTIS RENT A CAR AND	AUTO STAR COLLECTION LLC
ATLAS IMPORTS ENTERPRISE INC	AUTO TECH OF VENICE INC
AUBURN PONTIAC INC	AUTO TRADEMARK
AUCTION DIRECT USA	AUTO USA
AURORA CHRYSLER PLYMOUTH	AUTO VILLAGE
AUTO 1 OF FLORENCE	AUTO WISE AUTO SALES
AUTO ADVANTAGE	AUTO WISE OF SHELBYVILLE
AUTO AMERICA	AUTO WORLD
AUTO BANC ON NICHOLASVILLE LLC	AUTODRIVE, LLC
AUTO BANK	AUTOHOUSE, US
AUTO BROKERS, INC.	AUTOMACKS, INC.
AUTO BUYING NETWORK	AUTOMAX
AUTO CENTER USA LLC	AUTOMAX OF ALABAMA

DEALER NAME	DEALER NAME
AUTOMAX OF ORLANDO	BATES MOTOR COMPANY
AUTO-MAXXX OF BATESBURG, LLC	BATTLEGROUND KIA
AUTOMOTION	BAY AUTO
AUTOMOTIVE FINANCIAL GROUP INC	BEACHNUTZ AUTO SALES, LLC
AUTOMOTIVE LIQUIDATORS	BEACON MOTORS INC
AUTOMOTIVE SOLUTIONS OF	BEAU TOWNSEND FORD
AUTOPARK	BEAU TOWNSEND NISSAN, INC.
AUTOPLEX IMPORT	BECK CHRYSLER, PONTIAC, DODGE,
AUTOQUICK, INC.	BECK NISSAN INC.
AUTORAMA PREOWNED CARS	BEDFORD AUTO WHOLESALE
AUTOS ONLINE	BEDFORD FORD LINCOLN MERCURY
AUTOSHOW SALES AND SERVICE	BEDFORD NISSAN INC
AUTOSTAR	BEECHMONT FORD
AUTOVESTORS	BELL FORD
AUTOVILLE, USA	BELL MOTORS
AUTOWAY CHEVROLET	BELLAMY AUTOMOTIVE GROUP, INC
AUTOWAY FORD OF BRADENTON	BELLE GLADE CHEVROLET CADILLAC
AUTOWAY FORD OF ST PETE	BELL’S AUTO SALES
AUTOWAY HONDA ISUZU	BELMONTE AUTO IMPORTS
AUTOWAY LINCOLN-MERCURY	BELTWAY AUTO MART
AUTOWAY NISSAN	BEN DAVIS CHEVROLET OLDSMOBILE
AUTOWAY TOYOTA	BEN MYNATT CHEVY
AUTOWISE LLC	BEN MYNATT PONTIAC BUICK
AUTOWOLD OF GREENWOOD LLC	BEN SHIVES TRUCK SUPER CENTER
AUTOWORLD	BENNETT CHRYSLER
AUTOWORLD USA	BENSON CAR MART
AUTOXSELL SALES & MARKETING	BENSON NISSAN
AVALON AUTO SALES, LLC	BEREA AUTO MALL
AVENUES PREOWNED SUPERSTORE	BERGER CHEVROLET
AVERY AUTO SALES INC	BERMANS AUTOMOTIVE, INC.
AVIN ENTERPRISES, INC,	BERT SMITH INTERNATIONAL
AVIS FORD	BESSEMER CHRYSLER JEEP DODGE
AVON PARK, LLC.	BEST BUY AUTO & FINANCE
AXELROD PONTIAC	BEST BUY AUTO OF TAMPA BAY INC
AZZA MOTORS, INC.	BEST BUY USED CARS
B & B TRUCK CORRAL	BEST CARS USA, INC.
B & K PRE-OWNED CARS, INC,	BEST CHEVROLET
B & L CHAMPION MOTORS LLC	BEST DEAL AUTO SALES
B & W MOTOR CARS	BEST DEALS ON WHEELS AUTO
B & W MOTORS	BEST FOR LESS AUTO SALES INC
B H CARS, INC.	BEST WEST AUTO
B.O.L. AUTOMOTIVES, INC	BICKEL BROTHERS AUTO SALES INC
BACHMAN AUTO GROUP, INC.	BICKERSTAFF BUICK PONTIAC GMC
BAKARS INC	BIG BLUE AUTOS, LLC
BALLAS BUICK GMC	BIG C AUTO CENTER
BALTIMORE WASHINGTON AUTO	BIG HEARTED BOB’S
BANK AUTO SALES	BIG JOHNS CARZ AN TRUCKS
BARBER CHEVROLET	BIG O DODGE OF GREENVILLE, INC
BARBIES AUTOS CORPORATION	BIG SOUTH AUTO BROKERS
BARTOW CHEVROLET	BILL BLACK CHEVROLET,
BARTOW FORD COMPANY	BILL BRANCH CHEVROLET
BARTS CAR STORE INC	BILL BROWN FORD, INC
BASELINE AUTO SALES, INC.	BILL BRYAN IMPORTS, INC.
BASIC AUTO SALES	BILL BUCK CHEVROLET, INC

DEALER NAME	DEALER NAME
BILL COLE NISSAN	BONIFACE HIERS MAZDA
BILL DELORD AUTOCENTER, INC.	BORCHERDING ENTERPRISE, INC
BILL DORATY KIA	BOSS MOTORS, INC.
BILL ESTES CHEVROLET	BOSTICK GMC TRUCK CENTER
BILL HEARD CHEVROLET	BOULEVARD AUTO SALES
BILL MAC DONALD FORD INC	BOWDITCH FORD, INC.
BILL OWENS AUTO SALES	BPG OF SOUTH ATLANTA
BILL RAY NISSAN	BRADLEY CHEVROLET, INC.
BILL REILLY’S UNION CITY TOYOT	BRAD’S USED CARS
BILL SEIDLE’S NISSAN, INC.	BRADSHAW ACURA
BILLS AUTO SALES & LEASING,LTD	BRADY AUTO SALES
BILLY HOWELL FORD-LINCOLN-	BRAMAN HONDA OF PALM BEACH
BILTMORE MOTOR CORP.	BRANCO PONTIAC GMC, INC
BLACKSTONE IMPORTS OF	BRANDON HONDA
BLACKWELL MOTORS INC	BRANDON MITSUBISHI
BLAKE HOLLENBECK AUTO SALES IN	BRANDT AUTO BROKERS
BLAKELY’S AUTO EXCHANGE	BRATTON AUTOMOTIVE, INC.
BLEECKER CHEVROLET PONTIAC	BRAU INVESTMENTS
BLOOMFIELD EUROTECH IMPORT	BRAZUSA AUTO SALES INC
BLOOMINGTON AUTO CENTER	BREAKAWAY HONDA
BLOSSOM CHEVROLET, INC.	BREMEN MOTORS
BLUE BOOK CARS	BRENTWOOD AUTO SALES
BLUE PARROT AUTO SALES LLC	BRIGHTON CHRYSLER PLYMOUTH
BLUE PRINT AUTOMOTIVE GROUP II	BROADWAY MOTORS
BOARDWALK AUTO SALES, INC.	BROCKMAN AUTOMOTIVE
BOB BELL CHEV NISSAN, INC.	BROMLEY AUTO SALES, LLC
BOB BELL FORD	BRONDES FORD MAUMEE LTD
BOB BOAST DODGE	BRONDES FORD, INC
BOB CALDWELL DODGE COUNTRY INC	BROOKWOOD MOTORS, INC
BOB DANCE DODGE, INC	BROTHER’S AUTO SALES
BOB DANCE HYUNDAI	BROWN MOTOR SALES
BOB DANCE KIA	BROWN’S QUALITY CARS INC.
BOB DANIELS BUICK	BRUNOS AUTOMOTIVE SALES, INC.
BOB HOOK OF SHELBYVILLE, LLC	BRUNSWICK AUTO MART
BOB KING MITSUBISHI	BRYANT MOTOR COMPANY
BOB KING’S MAZDA	BUCHANAN JENKINS HONDA,
BOB MAXEY FORD	BUCHANAN JENKINS HYUNDAI
BOB MAXEY LINCOLN-MERCURY	BUCKEYE FORD MERCURY, INC.
BOB MCDORMAN CHEVROLET, INC	BUCKEYE HONDA
BOB MONTGOMERY CHEVROLET, INC.	BUCKEYE NISSAN, INC.
BOB PFORTE MOTORS	BUD WOLF CHEVROLET, INC.
BOB PRICE MOTORS, INC	BUDDY STASNEY’S BUICK PONTIAC
BOB PULTE CHEVROLET GEO, INC.	BUDGET AUTO MART
BOB ROHRMAN’S INDY SUZUKI	BUDGET CAR SALES
BOB STEELE CHEVROLET INC.	BUDGET CAR SALES OF SW FLORIDA
BOB TAYLOR CHEVROLET	BUDGET MOTOR CREDIT, INC.
BOBB CHEVROLET	BUGGY ONE INC
BOBB SUZUKI	BURCHETT FORD LINCOLN MERCURY
BOBBY LAYMAN CHEVROLET, INC.	BURD FORD
BOBBY LAYMAN PONTIAC CADILLAC	BURNS CHEVROLET, INC
BOBBY MURRAY CHEVROLET	BURNT STORE AUTO AND TRAILER
BOBBY MURRAY TOYOTA	BUSH AUTO PLACE
BOLUFE ENTERPRISES, INC.	BUTLER CHRYSLER DODGE JEEP
BONIFACE HIERS CHRYSLER DODGE	BUTLER FORD

DEALER NAME	DEALER NAME
BUTLER HYUNDAI INC.	CAR TOWN KIA USA
BUY REPO DIRECT	CAR ZONE
BUY RITE WHOLESALE	CARDINAL CHRYSLER JEEP DODGE
BUZZ LEONARD CHRYSLER JEEP	CAREY PAUL HONDA
BYERLY FORD-NISSAN, INC	CARL BLACK BUICK, PONTIAC, GMC
BYERS CHEVROLET LLC	CARLISLE DODGE
BYERS CHRYSLER LLC	CARMIKES, INC.
BYERS DELAWARE	CARN AUTO SALES, INC.
BYERS DUBLIN CHEVROLET	CARNECTIONS
BYERS KIA	CAROLINA AUTO IMPORTS
BYERS VOLVO	CAROLINA HYUNDAI OF FORT MILL
C & C MOTORS	CAROLINA KIA OF HIGHPOINT
C & J AUTO SALES	CAROLINA MOTORCARS
C & M MOTORS LLC	CAROLINA NISSAN INC.
C & S AUTO	CARPORT SALES & LEASING, INC.
C & T AUTO SALES	CARQUEST
C F AUTO SALES	CARRIAGE KIA
C.D.A.C.	CARRIAGE MITSUBISHI
CALIFORNIA IMPORTS	CARRIAGE NISSAN
CALI-HABANA AUTO SALES CORP.	CARRIAGE TOWNE CHRY DODGE
CALLAHAN AUTO SALES	CARS & CREDIT OF FLORIDA
CALVARY CARS & SERVICE, INC	CARS & TRUCKS
CAMPBELL MOTORS, INC.	CARS 4 LESS $
CANNON AND GRAVES AUTO SALES	CARS AND CARS, INC.
CANTON CAR CONNECTION	CARS OF ORLANDO
CAPITAL AUTO BROKERS	CARS TO GO AUTO SALES AND
CAPITAL BOULEVARD AUTO SALES	CARS UNLIMITED
CAPITAL CADILLAC HUMMER	CARSMART
CAPITAL CHRYSLER JEEP	CARSTAR MOTORS
CAPITAL CITY AUTO SALES INC	CARSTRADA
CAPITAL CITY IMPORTS	CARZ 4 U, LLC
CAPITAL FORD INC	CARZ UNLIMITED, INC.
CAPITAL MOTORS	CARZ, INC.
CAPITAL SALES	CARZONE OF THE GREATER
CAPITOL AUTO	CASCADE AUTO GROUP, LTD
CAPITOL AUTO SALES, INC.	CASS BURCH CHRYSLER DAEWOO
CAR 1 AUTO SALES	CASTLE AUTO OUTLET, LLC
CAR AMERICA	CASTLE USED CARS
CAR CENTRAL	CASTRIOTA CHEVROLET GEO INC.
CAR CITY USA	CBS QUALITY CARS, INC.
CAR COLLECTION OF TAMPA INC.	CECIL CLARK CHEVROLET,INC.
CAR CONNECTION	CELEBRITY AUTO SALES INC
CAR CORNER, INC	CELEBRITY NISSAN
CAR CORRAL	CENTRAL AVE AUTO OUTLET, INC.
CAR COUNTRY	CENTRAL CAROLINA PRE-OWNED
CAR DEALZ	CENTRAL PONTIAC INC.
CAR DEPOT	CENTRAL RALEIGH AUTO SALES
CAR EXPRESS	CENTURY BUICK
CAR FACTORY OUTLET	CENTURY MOTORS FINANCIAL, INC
CAR FINDERS	CERTIFIED AUTO DEALERS
CAR NET USA	CERTIFIED CARS, INC.
CAR ONE, INC.	CERTIFIED MOTORS, INC.
CAR SOURCE, LLC.	CHAMPION AUTO FINANCE & SALES
CAR TOWN	CHAMPION CHEVROLET INC.

DEALER NAME	DEALER NAME
CHAMPION PREFERRED AUTOMOTIVE	COASTAL CARS INC.
CHAMPION USED CARS	COASTAL CHEVROLET, INC.
CHARLOTTE AUTOMOTIVE CTR SALES	COASTAL MITSUBISHI
CHARLOTTE HONDA—VW	COCONUT CREEK HYUNDAI
CHASE MOTORS CORPORATION	COCONUT CREEK MITSUBISHI
CHEAPERCAR.COM	COGGIN CHEVROLET
CHECKERED FLAG AUTO SALES, INC	COGGIN HONDA
CHECKERED FLAG HONDA	COGGIN KIA
CHECKERED FLAG TOYOTA	COGGIN NISSAN
CHEROKEE HYUNDAI OF KENNESAW L	COGGIN NISSAN AT THE AVENUES
CHESAPEAKE MOTOR CARS, LLC	COGGIN PONTIAC OF ORANGE PARK
CHEVROLET BUICK OF QUINCY INC.	COGGIN PONTIAC-GMC
CHEVY CHASE CARS INC	COLERAIN AUTO CENTER
CHRIS LEITH CHEVROLET	COLLEGE CHEVROLET BUICK
CHRIS LEITH DODGE	COLLINS MOTOR SALES, INC
CHRIS MOTORS AUTO SALES	COLONIAL CHEVROLET
CHRIS SPEARS PRESTIGE AUTO	COLUMBUS AUTO RESALE, INC
CHRONIC INC.	COLUMBUS SUZUKI EAST
CHRYSLER JEEP OF DAYTON	COLVIN AUTO SALES & SERVICE
CHRYSLER JEEP OF NORTH OLMSTED	COMER AUTOMOBILE COMPANY, LLC
CHUCK CLANCY DODGE CHRYSLER	COMMONWEALTH DODGE LLC
CINCINNATI USED AUTO SALES	COMMONWEALTH MOTORS
CINCY IMPORTS	CONRAD AUTO SALES, INC.
CIRCLE CITY ENTERPRISES, INC.	CONSUMER SOLUTIONS AUTOMOTIVES
CITRUS CHRYSLER JEEP DODGE	CONTEMPORARY MITSUBISHI
CITRUS KIA	CONYERS NISSAN
CITY AUTO SALES	COOK MOTORCARS
CITY CHEVROLET	COPPUS MOTORS - CHRYSLER,JEEP
CITY HYUNDAI	CORAL PALM AUTO SALES
CITY KIA	CORAL SPRINGS NISSAN, INC
CITY MITSUBISHI	CORAL SPRINGS OLDSMOBILE, INC
CITY MOTORS, INC	CORTEZ MOTORS
CITY TO CITY AUTO SALES, LLC	COUGHLIN AUTOMOTIVE OF
CJ’S AUTO SALES	COUGHLIN AUTOMOTIVE- PATASKALA
CLARK’S SUNSHINE	COUGHLIN CHEVROLET- NEWARK
CLASS ONE AUTO SALES, INC.	COUGHLIN CHEVROLET OF
CLASSIC ASIAN IMPORTS, LLC	COUGHLIN FORD OF CIRCLEVILLE
CLASSIC BUICK OLDSMOBILE	COUGHLIN PONTIAC BUICK GMC
CLASSIC CADILLAC ATLANTA CORP	COUGHLIN-LONDON AUTO
CLASSIC CHEVROLET BMW	COUNTRY CLUB MOTORS
CLASSIC FORD	COUNTRYSIDE FORD OF CLEARWATER
CLASSIC FORD LINCOLN MERCURY	COUNTY LINE MOTORS
CLASSIC LEXUS	COUNTY MOTOR CO., INC.
CLASSIC MOTORS	COURTESY AUTO GROUP INC.
CLASSIC TOYOTA	COURTESY CHRYSLER JEEP DODGE
CLASSY CYCLES	COURTESY FORD
CLAYTON PRE-OWNED AUTO	COURTESY HYUNDAI, INC
CLEARWATER TOYOTA	COURTESY NISSAN
CLERMONT DODGE	COURTESY PALM HARBOR HONDA
CLEVE WHITE NISSAN	COURTESY TOYOTA
CLINKSCALES CHEVROLET	COX CHEVROLET INC
CLINTON FAMILY FORD	COX MAZDA
CLOVERHILL MOTORS	COYLE CHEVROLET
COASTAL AUTO GROUP INC. DBA	CRAIG & BISHOP, INC.

DEALER NAME	DEALER NAME
CRAIG & LANDRETH INC	DAVID SMITH AUTOLAND, INC.
CRAZY MOTORS CORP.	DAVID WESTCOTT BUICK ISUZU
CREDIT UNION REMARKETING	DAVIS MOTORS, INC.
CREECH CHEV-OLD-BUICK-PONTIAC	DAYS CAMPING & RV CENTER, INC.
CRENCOR LEASING & SALES	DAY’S CHEVROLET
CRESCENT FORD, INC	DAYTON ANDREWS DODGE
CREST CADILLAC OF BIRMINGHAM	DAYTON ANDREWS INC.
CRESTMONT CADILLAC	DAYTON AUTO SALES INC
CRESTMONT FORD	DAYTONA AUTO SPORT
CRESTMONT HYUNDAI, LLC	DAYTONA DODGE
CREWS CARS	DEACON JONES AUTO PARK
CRONIC CHEVROLET OLDSMOBILE	DEALS ON WHEELS AUTO MART
CRONIN FORD	DEAN CHRYSLER DODGE JEEP INC
CROSS AUTOMOTIVE	DEAN SELLERS, INC.
CROSS MOTORS CORPORATION	DEECO AUTO SALES
CROSSGATE MOTORS, INC.	DEER FORD
CROSSROADS AUTO SALES INC	DEFOUW CHEVROLET, INC.
CROSSROADS CHRYSLER JEEP DODGE	DELAND DODGE
CROSSROADS FORD	DELAND FORD
CROSSWALK AUTO	DELAND TOYOTA
CROWN AUTO DEALERSHIPS INC.	DELMONTE MOTOR CARS & TRUCKS
CROWN CHRYSLER JEEP, INC.	DELRAY IMPORTS, INC
CROWN KIA	DELRAY MAZDA
CROWN MOTOR SPORTS	DELUCA TOYOTA INC
CROWN MOTORS INC	DELUXE MOTORS, INC.
CROWN NISSAN	DENNIS AUTO POINT
CROWN NISSAN GREENVILLE	DENNY’S AUTO SALES, INC.
CRUISER AUTO SALES	DEREK MOTORCAR CO INC
CRYSTAL MOTOR CAR COMPANY, INC	DETAILS AUTO SALES
CURRENTS, CLASSIC & CYCLES,INC	DETROIT HUMMER
CURRY HONDA	DETROIT II AUTO FINANCE
CUSTOM CAR CARE	DETROIT II AUTOMOBILES
CUZZ’S AUTOSALES, INC.	DEVOE PONTIAC BUICK GMC
D & D MOTORS, INC.	DEVOE SAAB
D & G MOTORS	DEWEY BARBER CHEVROLET
D & J AUTOMOTIVE	DEWITT MOTORS
DAB INTERNATIONAL, INC	DIAMOND AUTO CENTER, INC.
DADE CITY CHEVROLET INC	DIAMOND II AUTO SALES, INC.
DALE JARRETT FORD	DIAMOND MOTORS OF DAYTONA
DALGLEISH CADILLAC-OLDS	DIANE SAUER CHEVROLET, INC.
DALLAS CPDJ	DICK BIGELOW CHEVROLET
DALTON AUTO SALES, LLC	DICK BROOKS HONDA
DAN CUMMINS CHV BUICK PONTIAC	DICK KEFFER PONTIAC
DAN THOMAS PONTIAC, INC	DICK MASHETER FORD, INC.
DAN TOBIN PONTIAC BUICK GMC	DICK NORRIS BUICK
DAN TUCKER AUTO SALES	DICK SCOTT NISSAN, INC.
DAN VADEN CHEVROLET, INC.	DICK SMITH MUTSUBISHI
DAN VADEN IZUZU	DICK TUCKER AUTOMOTIVE IMPORTS
DAN’S AUTO SALES, INC	DIMMITT CHEVROLET
DAPHNE AUTO SALES, LLC	DIRECT AUTO EXCHANGE, LLC
DARCARS WESTSIDE PRE-OWNED	DIRECT AUTOMOTIVE
DAVE GILL PONTIAC GMC	DIRECT AUTOMOTIVE GROUP, LLC
DAVID HODGES CARS & TRUCKS INC	DIRECT AUTOMOTIVE WHOLESALE
DIRECT CARS OUTLET INC

DEALER NAME	DEALER NAME
DIRECT SALES & LEASING	E.Z. AUTO SOLUTIONS
DISCOUNT AUTO BROKERS	EAGLE ONE AUTO SALES
DISCOUNT AUTO OUTLET CORP. OF	EARL TINDOL FORD, INC.
DISCOUNT AUTO SALES	EASLEY MITSUBISHI
DIXIE WAY MOTORS INC	EAST ANDERSON AUTO SALES
DM MOTORS, INC.	EAST BAY KIA-INC
DMC AUTO EXCHANGE	EAST ORLANDO KIA
DOMESTIC ACQUISITIONS	EASTGATE MOTORCARS, INC
DON DRENNEN MOTOR COMPANY	EASY STREET RIDES & RODS LLC
DON HINDS FORD, INC.	ECONOMIC AUTO SALES INC
DON JACKSON CHRYSLER DODGE	ECONOMY MOTORS, INC
DON JACOBS USED CAR CENTER	EC’S WHOLESALE
DON MARSHALL CHYSLER CENTER	ED HARRISON AUTO SALES INC.
DON MOORE CHEVROLET CADILLAC	ED MARTIN PONTIAC GMC
DON REID FORD INC.	ED MORSE AUTO PLAZA
DON SEELYE DAEWOO	ED SCHMIDT AUTOMOTIVE GROUP
DON SITTS AUTO SALES INC	ED TILLMAN AUTO SALES
DONALD CRAIG AUTO CENTER	ED VOYLES CHRYSLER-PLYMOUTH
DONLEY FORD LINCOLN	ED VOYLES HONDA
DONLEY FORD OF GALION	ED VOYLES HYUNDAI
DONS AUTO SALES	ED VOYLES MITSUBISHI
DORAL CARS OUTLET	EDDIE ACCARDI JEEP/EAGLE/
DORAL HYUNDAI	EDDIE ANDRESON MOTORS
DOTSON BROS CHRYS DODGE PLYM	EDGE MOTORS
DOUG REID AUTOPLEX, INC.	EDMORSE HONDA
DOUGLAS COUNTY DODGE	EDWARDS CHEVROLET CO
DOUGLAS JEEP, INC	EJ’S AUTO WORLD, INC.
DOWNEY & WALLACE AUTO SALES	EJ’S QUALITY AUTO SALES, INC.
DOWNTOWN BEDFORD AUTO	ELITE AUTO GROUP
DOWNTOWN FORD LINCOLN	ELITE AUTOMOTIVE GROUP, LLC
DOWNTOWN FORD, INC.	ELITE MOTORCARS
DRAEGER MOTOR SALES, INC.	ELITE MOTORS, INC.
DRAKE MOTOR COMPANY	ELKIN MOTOR SALES, LLC
DREAM CARS UNLIMITED	ELYRIA FORD
DREAMS AUTO SALES	ELYRIA HYUNDAI, INC.
DRIVE NOW AUTO SALES	EMERALD AUTO SALES
DRIVE SOURCE	EMMONS AUTO BROKERS
DRIVERIGHT AUTO SALES, INC.	EMPIRE AUTOMOTIVE GROUP
DRIVERS CAR MART	ENTERPRISE
DRIVERS WORLD	ENTERPRISE CAR SALES
DRY RIDGE TOYOTA	ENTERPRISE LEASING COMPANY
DSL AUTOMOTIVE SALES & FINANCE	ERNEST MCCARTY FORD
DUGAN CHEVROLET PONTIAC	ERNEST MOTORS, INC.
DUHANEY MOTORS	ERNIE HAIRE FORD
DUKE IMPORTS, INC.	ESSERMAN NISSAN LTD
DUNN CHEVROLET OLDS INC.	ET AUTO SALES
DUNN PONTIAC BUICK GMC	EVEREST AUTOMOTIVE GROUP, INC
DURHAM AUTOMOTIVE CO	EVERHART HONDA
DURHAMS AUTO MART	EVERYBODY RIDES MOTORS, INC.
DUVAL FORD	EVERYDAY AUTO SALES
DUVAL HONDA	EWING MOTOR CO INC
DUVAL MAZDA AT THE AVENUES	EXCALABUR AUTO EXCHANGE, INC
DUVAL MOTORCARS OF GAINESVILLE	EXCLUSIVE CARZ AND AUTO
DWIGHT ADAMS AND SON, INC	EXECUTIVE CARS, INC.

DEALER NAME	DEALER NAME
EXECUTIVE MOTORS, INC.	FLOW VOLKSWAGEN OF GREENSBORO
EXOTIC MOTORCARS	FOLGER AUTOMOTIVE, LLC
EXPRESS CARS LIMITED	FOOTHILL FORD
EXTREME DODGE DODGE TRUCK	FOOTHILLS FORD OF CHESNEE
EZ AUTO SALES	FORT MILL FORD
FABIAN AUTO SALES, LLC	FORT MYERS MITSUBISHI
FAIRBORN BUICK PONTIAC GMC	FORT MYERS TOYOTA INC.
FAIRFIELD FORD	FORT PIERCE MOTORS, INC.
FAIRLANE FORD SALES, INC.	FORT WAYNE ACURA
FAIRWAY FORD	FORT WAYNE TOYOTA/LEXUS OF
FAIRWAY MOTORS, LLC	FOSTER CHEVROLET OLDS CADILLAC
FAITH MOTORS, INC.	FOUNTAIN AUTO MALL
FAMILY AUTO SALES OF	FOX AUTO SALES
FAMILY BUICK LLC	FOX HILLS CHRYSLER JEEP, INC.
FAMILY KIA	FOX MOTOR GROUP LLC
FAMILY MITSUBISHI LLC	FRANK JACKSON SANDY
FAMILY MOTORS	FRANK MYERS AUTO MAXX, LLC
FANTASY AUTOMOTIVES	FRANK MYERS AUTO SALES, INC
FARM & RANCH AUTO SALES INC.	FRANK NERO LINCOLN/MERCURY
FARRELL CHEVROLET KIA	FRED ELIAS AUTO SALES, INC.
FBC AUTOMOTIVE LTD	FRED MARTIN FORD
FERCO MOTORS	FRED MARTIN MOTOR COMPANY
FERMAN CHEVROLET	FREDDYS BIG LOT
FERMAN CHRYSLER JEEP DODGE AT	FREEDOM AUTOMOTIVE GROUP
FERMAN CHRYSLER PLYMOUTH	FREEDOM DODGE CHRYSLER JEEP
FERMAN NISSAN	FREEDOM FORD INC
FERNANDEZ AUTO SALES	FRENCHIES AFFORDABLES
FIELDS CADILLAC-OLDSMOBILE-	FRESH START AUTO SALES
FIELDS CERTIFIED AUTO FINANCE	FRIDAY’S AUTO SALES, INC.
FINDLAY FORD LINCOLN	FRIENDLY AUTO SALES
FIRKINS C.P.J.S.	FRIENDLY KIA
FIRKINS NISSAN	FRITZ ASSOCIATES
FIRST CHOICE AUTOMOTIVE INC	FRONT ROW MOTORS, II
FIRST CLASS CAR COMPANY	FRONTIER MOTORS INC
FIRST COAST AUTO CONNECTION	FRONTLINE AUTO SALES
FIRST STOP AUTO SALES	FUREYS WHEEL WORLD
FIRST TEAM HYUNDAI	FWB SPORTS & IMPORTS
FISCHER NISSAN INC.	G & L AUTO SALES
FITZGERALD MOTORS, INC.	G LONG’S AUTO EXCHANGE
FIVE POINTS TOYOTA, INC.	GAINESVILLE NISSAN
FIVE STAR AUTO	GALAXY ACCEPTANCE &
FIVE STAR CAR SALES, INC.	GALEANA CHRYSLER PLYMOUTH
FLAMMER FORD OF SPRINGHILL	GANLEY BEDFORD IMPORTS INC
FLEET SALES	GANLEY CHEVROLET, INC
FLEET SERVICES REMARKETING	GANLEY DODGE
FLETCHER CHRYSLER PRODUCTS INC	GANLEY DODGE WEST, INC
FLORENCE AUTO MART INC	GANLEY EAST, INC
FLORENCE BUICK-GMC, INC.	GANLEY FORD WEST, INC.
FLORIDA AUTO CORP., INC,	GANLEY FORD, INC
FLORIDA AUTO EXCHANGE	GANLEY LINCOLN MERCURY
FLORIDA GULF COAST, LLC	GANLEY LINCOLN MERCURY OF
FLOW CHEVROLET LLC	GANLEY NISSAN
FLOW HONDA	GANLEY OLDSMOBILE, INC.
FLOW MOTORS	GANLEY, INC

DEALER NAME	DEALER NAME
GARY SMITH FORD	GRAY’S AUTO SERVICES, LLC
GARY YEOMANS FORD	GREAT DEAL AUTO SALES
GASPARILLA MOTORS, LLC	GREAT LAKES AUTO SALES, INC.
GASTONIA NISSAN, INC	GREAT LAKES CHEVROLET BUICK
GATE CITY MOTOR COMPANY, INC.	GREAT LAKES HYUNDAI, INC.
GATES CHEV PONT GMC BUICK	GREAT LAKES NETWORK, INC,
GATES NISSAN, LLC	GREAT NECK AUTO SALES
GATOR AUTO MALL, LLC	GREATER BIRMINGHAM DODGE
GATOR AUTO SALES	GREEN FORD, INC
GATOR CHRYSLER-PLYMOUTH, INC.	GREEN LIGHT CAR SALES
GATORLAND TOYOTA	GREEN TREE TOYOTA
GATSBYS MOTORCARS, INC.	GREENBRIER C-P-J
GENE GORMAN & ASSOC. INC. DBA	GREENBRIER DODGE OF CHES, INC.
GENE GORMAN AUTO SALES	GREENBRIER OLDS GMC PONTIAC
GEN-X CORP	GREENBRIER TRUCK CENTER, INC.
GEOFF ROGERS AUTOPLEX	GREENBRIER VW LLC
GEORGE BALLAS BUICK GMC	GREENE FORD COMPANY
GEORGE WAIKEM FORD, INC.	GREENLIGHT AUTO LLC
GEORGES ENTERPRISES, INC.	GREENLIGHT MOTORS, LLC
GEORGIA ON WHEELS	GREENLITE AUTO SALES, INC.
GERMAIN CHEVROLET	GREENWAY CHRYSLER JEEP DODGE
GERMAIN FORD	GREENWAY FORD, INC
GERMAIN HONDA	GREENWOOD CHEVROLET, INC
GERMAIN OF SARASOTA	GREENWOOD’S HUBBARD CHEVY
GERMAIN TOYOTA	GREG BELL CHEVROLET OLDSMOBILE
GERRY WOOD HONDA	GREG SWEET CHEVY BUICK OLDS
GETTEL NISSAN INC	GRIFFIN FORD SALES, INC.
GETTEL TOYOTA	GRIFFIN MOTOR CO, INC
GIBSON TRUCK WORLD	GROGANS TOWNE CHRYSLER
GILLYS LTD, LLC	GROTE AUTOMOTIVE INC
GLADDING CHEVROLET, INC.	GROVER & SONS MOTOR SALES LLC
GLASSMAN OLDSMOBILE, INC.	GULF COAST AUTO BROKERS, INC.
GLEN BURNIE AUTO EXCHANGE, INC	GULF COAST AUTO WHOLESALE
GLENBROOK DODGE, INC.	GULF COAST AUTOMOTIVE
GLENBROOK HYUNDAI	GULF COAST AUTOS INC
GLENN BUICK GMC TRUCKS	GULF COAST MOTORS
GLOBAL MOTORIST	GULF SOUTH AUTOMOTIVE
GLOBAL MOTORS	GULF WEST AUTOMOTIVE, INC.
GLOBAL WHOLESALE MOTOR CO, INC	GULFVIEW MOTORS II
GO! AUTO STORE	GULFVIEW MOTORS, INC.
GOLD COAST IMPORT OUTLET	GUS MACHADO FORD, INC.
GOLD STAR IMPORTS	GUYLER BUICK PONTIAC GMC, INC.
GOLDEN OLDIES	GWINNETT PLACE FORD
GOLDMARK AUTO GROUP	GWINNETT PLACE KIA
GOLLING CHRYSLER JEEP	GWINNETT PLACE NISSAN
GOOD MOTOR COMPANY	GWINNETT SUZUKI
GOOD PATH AUTO SOCIETY	H & H AUTO SALES
GOODMAN CHEV OLDS CAD NISSAN	H & J MOTORS, INC.
GORDON CHEVROLET, INC.	HAASZ AUTO MALL, LLC
GORDON CHEVROLET-GEO	HAIMS MOTORS II, INC.
GOSS SUZUKI OF RIVERGATE	HAIMS MOTORS INC
GRAHAM AUTO SALES	HAKAN FINANCE CORP
GRAND 54 AUTO SALES INC.	HALEY FORD
GRANT MOTORS CORP.	HALEY PONTIAC GMC

DEALER NAME	DEALER NAME
HALEY TOYOTA CERTIFIED	HONDA EAST
HALEY TOYOTA OF RICHMOND	HONDA MALL OF GEORGIA
HAPPY AUTO MART	HONDA OF CONYERS
HARBOR CITY AUTO SALES, INC.	HONDA OF FORT MYERS
HARBOR NISSAN	HONDA OF LAKE NORMAN
HARDIE’S USED CARS, LLC	HONDA OF MENTOR
HARDY CHEVROLET	HONDA OF PORT RICHEY
HARE PONTIAC, BUICK, GMC, INC.	HONDA OF THE AVENUES
HAROLD ZEIGLER CHRYSLER DODGE	HONDA OF WESLEY CHAPEL
HARRELSON FORD, INC	HONEST ENGINES
HARRELSON NISSA	HOOVER TOYOTA, LLC
HARRELSON SUZUKI LLC	HOPKINS MOTOR COMPANY INC
HARRELSON TOYOTA	HOPKINS PONTIAC-OLDS-GMC TRUCK
HATCHER’S AUTO SALES	HORACE G ILDERTON
HATFIELD CHRYSLTER PRODUCTS	HUBERT VESTER TOYOTA SCION
HATFIELD HYUNDAI	HUBLER CHEVROLET CADILLAC INC
HATFIELD KIA	HUBLER CHEVROLET INC
HATFIELD USED CAR CENTER	HUBLER MAZDA SOUTH
HAVANA FORD INC.	HUBLER NISSAN, INC.
HAWKINS MOTOR SALES	HUBLER SELECT
HAYDOCY PONTIAC-GMC TRUCK INC	HUGHES JOHNSON CHRYSLER,
HB AUTOMOTIVE	HUNTLEY CHEVROLET BUICK
HEADQUARTER HONDA	HUNT’S USED CARS
HEATH MOTORSPORTS	HURLEY CHRYSLER JEEP, INC.
HEATHS TOYS AUTO SALES	HUSTON MOTORS INC.
HEBRON AUTO SALES	HUTCHINSON PONTIAC GMC
HELLER CAR COMPANY, INC	HWY 150 BUYERS WAY, INC.
HENDRICK CHEVROLET CADILLAC	HYMAN AUTO OUTLET, LLC
HENDRICK HONDA	HYUNDAI OF DAPHNE
HENNA AUTOPLEX	HYUNDAI OF LOUISVILLE
HENNESSY MAZDA PONTIAC GMC	HYUNDAI OF MONROE
HENRY COUNTY MOTOR SALES INC	HYUNDAI OF NEW PORT RICHEY
HERB KINMAN CHEVROLET, INC.	HYUNDIA OF GREER
HERITAGE AUTO SALES, LLC	HYUNDIA OF ORANGE PARK
HERITAGE MOTORS	I-85 AUTO CENTER
HIBDON MOTOR SALES	IDEAL IMPORTS LLC
HICKORY HOLLOW CARNIVAL KIA	IMAGINE CARS
HIDY MOTORS INC/DBA HIDY HONDA	IMMACULATE AUTO
HIESTER PREOWNED CLEARANCE CTR	IMMKE AUTO GROUP, INC.
HIGH Q AUTOMOTIVE CONSULTING	IMPERIAL MOTORS
HIGHLAND AUTOMOTIVE GROUP INC.	IMPORT CARS R US
HILLMAN MOTORS, INC.	IMPORT MOTORSPORT, INC
HIS & HERS KARS INC	IMPORTS PERFORMANCE
HOFFMAN AUTO SALES	INC MOTORSPORTS
HOGSTEN AUTO WHOLESALE	INDEPENDENCE MITSUBISHI
HOLIDAY CHEVROLET	INDIAN RIVER AUTO WHOLESALERS
HOLLER CHEVROLET	INDY AUTO BROKERS
HOLLER HONDA	INDY MOTORWERKS
HOLLYWOOD CHRYSLER PLYMOUTH	INDY’S UNLIMITED MOTORS
HOMETOWN AUTO MART, INC	INFINITI OF TAMPA
HOMETOWN AUTO, INC.	INSTANT AUTO SALES LLC
HOMETOWNE AUTO SALES LLC	INTEGRITY AUTO CONSULTANTS LLC
HONDA CARS OF BRADENTON	INTEGRITY AUTO SALES, INC.
HONDA CARS OF ROCK HILL	INTEGRITY MOTORS, INC

DEALER NAME	DEALER NAME
INTERNATIONAL CAR PORT	JIM DOUGLAS SALES AND SERVICE
INTERNATIONAL MOTORS	JIM ELLIS VOLKSWAGEN, INC.
ISLAND LINCOLN MERCURY, INC.	JIM PACE PONTIAC, INC
IVORY CHEVROLET, LLC	JIM SHELL AUTO SALES.COM
J & C AUTO SALES	JIM SKINNER FORD INC
J & M AFFORDABLE AUTO, INC.	JIM WHITE HONDA
J.W. TRUCK SALES, INC.	JIM WOODS AUTOMOTIVE, INC.
JACK DEMMER FORD, INC.	JIMMIE VICKERS INC.
JACK INGRAM MOTORS	JLP INVESTMENTS
JACK MATIA CHEVROLET	JO MAX AUTO SALES INC.
JACK MAXTON CHEVROLET INC	JOE BULLARD CADILLAC
JACK MURPHY’S USED CARS	JOE FIRMENT CHEVROLET
JACK STONES CREEKSIDE SALES	JOE JOHNSON INC
JACKSON ACURA	JOE RICCI DODGE OF
JACKSONVILLE AUTO SALES	JOE RICCI MITSUBISHI DEARBORN
JACKSONVILLE CHRYSLER	JOEY D’S AUTO OUTLET
JADES AUTO SALE INC	JOHN BAILEY OLDS
JAKE SWEENEY CHEVROLET, INC	JOHN BLEAKLEY FORD
JAKMAX	JOHN FINGER MAZDA
JAM VEHICLES, INC,	JOHN HIESTER CHEVROLET
JAMES O’NEAL CHRY-DODGE JEEP	JOHN HIESTER CHRYSLER DODGE
JAMIE’S DISCOUNT AUTO SALES	JOHN HINDERER HONDA
JARRARD PRE-OWNED VEHICLES	JOHN JONES CHEVY PONTIAC OLDS
JARRETT FORD HAINES CITY	JOHN M. LANCE FORD LLC
JARRETT FORD MERCURY	JOHN NOLAN FORD, INC.
JARRETT FORD OF PLANT CITY	JON HALL CHEVROLET INC.
JARRETT-GORDON FORD OF WINTER	JORGENSEN FORD SALES
JAX AUTO WHOLESALE, INC.	JOSEPH MOTORS
JAY HONDA	JOSEPH TOYOTA INC.
JAY PONIIAC BUICK	JPL AUTO EMPIRE
JAY’S USED CARS, LLC.	JT AUTO INC.
JAZCARS, INC.	JT AUTO SALES, INC.
JB’S AUTO SALES OF PASCO, INC.	JULIANS AUTO SHOWCASE, INC.
JC AUTOMAX	JUPITER MOTORS
JC LEWIS FORD, LLC	JUST-IN-TIME AUTO SALES INC
JD SULLIVAN MOTOR SALES, INC.	K & B FINANCIAL SERVICES INC
JDP AUTOMOTIVE OF SENECA, LLC	K & D AUTO SALES
JEFF SCHMITT AUTO GROUP	K B AUTO EMPORIUM
JEFF SMITH CHRYSLER,DODGE,JEEP	K BROS MOTORS
JEFF WYLER CHEVROLET, INC	K T AUTO SALES LLC
JEFF WYLER FAIRFIELD, INC	KAISER PONTIAC BUICK GMC
JEFF WYLER FLORENCE	KAR AUTO SALES
JEFF WYLER SPRINGFIELD, INC	KAR WHOLESALE
JEFFERSON MOTOR COMPANY	KARL FLAMMER FORD
JEFFS MOTORCARS, INC.	KARZ DIRECT
JENKINS ACURA	KEFFER HYUNDAI
JENKINS HYUNDAI	KEFFER MITSUBISHI
JENKINS HYUNDAI OF BRADENTON	KEFFER OF MOORESVILLE, LLC
JENKINS MAZDA	KEFFER PRE-OWNED SOUTH
JENKINS NISSAN, INC.	KEITH HAWTHORNE FORD OF
JERRY WILSON’S MOTOR CARS	KEITH HAWTHORNE HYUNDAI, LLC
JERRYS CHEVROLET	KEITH HAWTHORNE MAZDA
JIM BROWN AUTO SALES	KEITH HAWTORNE FORD
JIM BURKE NISSAN	KEITH JORDANS 10 & UNDER

DEALER NAME	DEALER NAME
KEITH PIERSON TOYOTA	LA BAMBA AUTO SALES, LLC
KELLY FORD	LAFONTAINE AUTO GROUP
KELLY VOLKSWAGEN	LAKE KEOWEE CHRYSLER DODGE LLC
KEN GANLEY NISSAN INC	LAKE NISSAN SALES, INC.
KENDALL AUTO SALES CORP	LAKE NORMAN HYUNDAI
KENDALL CHEVROLET AT THE DADE-	LAKE NORMAN INFINITI
KENDALL MITSUBISHI	LAKE PLACID MOTOR CAR, INC
KENNYS AUTO SALES, INC	LAKELAND AUTO MALL
KEN’S AUTOS	LAKELAND CHRYSLER PLYMOUTH,INC
KENS KARS	LAKELAND TOYOTA INC.
KENT AUTOMOTIVE, INC.	LAKES AUTO SALES, INC.
KENT MOTORS	LAKEVIEW FORD LINCOLN MERCURY
KERN AUTOMOTIVE GROUP	LAKEWOOD AUTOSALES INC
KERNERSVILLE DODGE	LALLY ORANGE BUICK PONTIAC GMC
KERRY CHEVROLET, INC.	LANCASTERS AUTO SALES, INC.
KERRY CHRYSLER JEEP	LANDERS MCLARTY SUBARU
KERRY NISSAN, INC.	LANDMARK CDJ OF MONROE, LLC
KEVIN WHITAKER CHEV	LANDMARK DODGE CHRY/PLYM
KEVINS CAR SALES	LANG CHEVROLET COMPANY
KEY AUTO SALES, INC.	LARA AUTO SALES, INC.
KEY CHRYLSER PLYMOUTH INC	LARRY HILL IMPORTS
KIA ATLANTA SOUTH	LARRY JAY IMPORTS, INC
KIA AUTO SPORT	LARRY KING CHEVROLET, LLC
KIA COUNTRY OF SAVANNAH	LARRY’S AUTO SALES
KIA MALL OF GEORGIA	LARRY’S CAR CONNECTION
KIA OF ALLIANCE	LARRYS TRUCK & AUTO SALES
KIA OF ANDERSON	LARRY’S USED CARS
KIA OF BEFORD	LASH AUTO SALES, INC.
KIA OF CLARKSVILLE	LCA AUTO WHOLESALES, LTD
KIA OF CONYERS	LEADER FORD
KIA OF GASTONIA	LEADERSHIP MOTORS EXPORTS INC
KIA OF GREER	LEBANON FORD LINCOLN
KIA OF LEESBURG	LEE A. FOLGERS, INC.
KIA OF NAPLES	LEE HYUNDAI INC
KIA OF RALEIGH	LEE KIA
KIA OF WESLEY CHAPEL	LEE MOTOR COMPANY, INC.
KIA STONE MOUNTAIN	LEE’S AUTO SALES, INC
KIKI MOTORS, INC.	LEGACY AUTO SALES, INC.
KINGDOM MOTOR CARS	LEGACY FORD, INC.
KINGDOM MOTOR KARS, INC.	LEGACY HYUNDAI, LLC
KINGS FORD, INC	LEGACY NISSAN
KINGS KIA	LEGACY TOYOTA
KING’S NISSAN	LEITH FORD
KISTLER FORD, INC	LEITH LINCOLN MERCURY
KNAPP MOTORS	LEITH MITSUBISHI
KNE MOTORS, INC.	LEN STOLER
KOE-MAK CORP	LES STANFORD FORD
KOOL AUTOMOTIVE LLC	LIBERTY AUTO CENTER, INC.
KOONS AUTOMOTIVE	LIBERTY AUTO SALES, CORP.
KOUZMAN, INC.	LIBERTY FORD LINCOLN MERC INC
KRISTONE AUTOMOTIVE, INC.	LIBERTY FORD SOLON, INC.
KUHN HONDA VOLKSWAGON	LIBERTY FORD SOUTHWEST, INC
KUHN MORGAN TOYOTA SCION	LIBERTY FORD, INC
LA AUTO STAR, INC.	LIBERTY PONTIAC GMC TRUCK, INC

DEALER NAME	DEALER NAME
LIGHTHOUSE TOYOTA	MANN CHRYSLER, DODGE, JEEP
LIL BOYZ TOYZ & AUTO SALES	MANNING MOTORS, INC.
LIMBAUGH TOYOTA, INC.	MANNIX MOTORS
LIMESTONE AUTO SALES	MANNY AUTO SALES
LINDELL MAZDA	MANSFIELD AUTO SALES INC
LINDSAY ACURA	MARANATHA CAR CO
LINKS AUTO MART	MARATHON AUTOMOTIVE OF SUMMER
LIPTON TOYOTA	MARCH MOTORS INC.
LIVONIA CHRYSLER JEEP, INC	MARIETTA AUTO MART
LOCAL WHOLESALE	MARK BRADLEY AUTO SALES
LOCKHART HUMMER, INC.	MARK CHEVROLET
LOCKLEAR CHRYSLER JEEP	MARK SWEENEY BUICK PONTIAC GMC
LOGANVILLE FORD	MARK THOMAS FORD
LOKEY NISSAN	MARLIN MOTORS, INC.
LOKEY OLDSMOBILE INC	MARLOZ OF HIGH POINT
LONGWOOD KIA MITSUBISHI	MARLOZ OF STATESVILLE
LOR MOTORCARS	MAROONE CHEVROLET
LOU BACHRODT CHEVROLET	MAROONE FORD
LOU SOBH BUICK PONTIAC	MAROONE FORD OF MARGATE
LOU SOBH PONTIAC/BUICK/GMC	MAROONE HONDA OF HOLLYWOOD
LOUDON MOTORS, INC	MAROONE NISSAN
LOVE CHEVROLET INC	MAROONE TOYOTA
LOVE HONDA	MAROONE VOLVO
LOWES AUTO SALES	MARSHALL FORD
LOWEST PRICE AUTO BROKERS INC	MARSHALL MOTORS OF FLORENCE
LOWEST PRICE TRANSPORTATION	MARTELL LINCOLN MERCURY
LUXURY CARS & FINANCIAL, INC.	MARTIN MOTORS
LUXURY IMPORTS	MARTY FELDMAN CHEVY
LUXURY IMPORTS AUTO SALES	MASHBURN MOTORS
LUXURY MOTORS	MASSEY CADILLAC
LYNNHAVEN LINCOLN MERCURY	MASSEY-YARDLEY CHRYSLER
M & L IMPORTS INC	MASTER CAR INTERNATIONAL, INC
M & L MOTOR COMPANY, INC.	MASTER CARS
M & M AUTO WHOLESALE, INC.	MATCHMAKER AUTO SERVICE, INC.
M & M AUTO WHOLESALERS, LLC	MATHEWS BUDGET AUTO CENTER
MACATAWA AUTO & FINANCE CO	MATHEWS FORD OREGON, INC
MACDADDY CARS & TRUCKS	MATIA MOTORS, INC
MACE MOTORS	MATT CASTRUCCI
MACHADO AUTO SELL LLC	MATTHEWS MOTOR COMPANY
MACKENNEY AUTO SALES	MATTHEWS MOTORS INC.
MACON DEALS INC	MATTHEWS-CURRIE FORD CO
MAD MOTORCYCLES	MAX CARS
MADISON MOTORS	MAX WATSON CHEVROLET, LLC
MAGIC IMPORTS OF	MAXIE PRICE CHEVROLETS OLDS,
MAGNOLIA MOTORS	MAXIMUM DEALS, INC.
MAHER CHEVROLET INC	MAZDA OF WESLEY CHAPEL
MAIDEN AUTO SALES	MAZDA SAAB OF BEDFORD
MAJESTIC MOTOR CARS, INC.	MAZDA WESTSIDE
MAJOR MOTORS SALES	MCCLUSKEY CHEVROLET, INC
MALCOLM CUNNINGHAM FORD	MCCORMACK CARS
MALIBU MOTORS	MCCOTTER FORD INC
MALL OF GEORGIA AUTO SALES	MCELVEEN PONTIAC BUICK GMC
MALL OF GEORGIA FORD	MCGHEE AUTO SALES INC.
MALOY AUTOMOTIVE LLC	MCHUGH INC

DEALER NAME	DEALER NAME
MCKENNEY CHEVROLET	MIKE’S BUICK PONTIAC GMC
MCKENNEY DODGE LLC	MIKES PREOWNED SUPERSTORE
MCKENNEY-SALINAS HONDA	MIKEY’S MOTORS
MCKENZIE MOTOR COMPANY, INC,	MILES AUTO CARE
MCKINNEY DODGE CHRYSLER	MILESTONE MOTORS, L.L.C.
MCNEILL CHEVROLET, INC.	MILLENIUM AUTOMOTIVE GROUP
MCPHAILS AUTO SALES	MILLENNIUM AUTO SALES, INC
MCVAY MOTORS, INC.	MILLER MOTOR CARS
MECHANICSVILLE HONDA	MILTON DODGE CHRYSLER JEEP
MECHANICSVILLE TOYOTA	MILTON MARTIN HONDA
MEDINA IMPORTS LLC	MINCER MOTORS, INC.
MEDINA WORLD CARS	MINIVAN SOURCE, INC.
MEDLIN MOTORS, INC.	MINT CONDITION AUTO SALES, INC
MENTOR IMPORTS,INC.	MIRA AUTO SALES
MEROLLIS CHEVROLET SALES	MIRACLE CHRYSLER DODGE JEEP
MESSINA IMPORTS	MISSION AUTOMOTIVE, LLC
METRO AUTO SALES, LLC	MITCH SMITH CHEVROLET
METRO FORD LINCOLN MERCURY	MITCHELL COUNTY FORD LLC
METRO HONDA	MLM AUTOBROKERS LLC
METRO MITSUBISHI	MNC MOTORS, INC.
METRO MOTORS, LLC	MODERN AUTO CENTER, INC.
METRO USED CARS	MODERN CORP
METROLINA AUTOHAUS	MODERN NISSAN CONCORD LLC
METROLINA S & H AUTO SALES INC	MODERN TOYOTA
MIAMI LAKES GMC BUICK PONTIAC	MOMENTUM AUTO SALES LLC
MIAMI ON WHEELS INC.	MONKEY WRENCHS AUTO SALES &
MIAMI VALLEY MOTORS	MONROE DODGE/CHRYSLER INC.
MICCO MOTORS	MONTGOMERY MOTORS
MICHAEL’S AUTO	MONTROSE CHEVROLET
MICHAEL’S AUTO SALES CORP	MONTROSE FORD
MICHAEL’S MOTOR CO	MONTROSE FORD LINCOLN/MERCURY
MICHIGAN CAR & TRUCK, INC.	MONTROSE TOYOTA
MID AMERICA AUTO GROUP	MONTROSE TRI COUNTY KIA
MID OVERSEAS, INC.	MOODY MOTORS
MID STATE MOTORS, INC	MOORE NISSAN
MIDDLETON USED CARS	MORAN CHEVROLET
MIDDLETOWN FORD, INC	MORGAN MITSUBISHI
MIDFIELD MOTOR COMPANY, INC.	MOTOR CAR CONCEPTS II
MID-LAKE MOTORS, INC.	MOTOR CARS HONDA
MID-TOWNE AUTO CENTER, INC.	MOTOR CARS OF CANTON
MIDWAY MOTORS	MOTOR CARS OF STUART
MIDWEST MOTORS & TIRES	MOTOR NATION LLC
MIKE ALBERT LEASING INC	MOTORCARS TOYOTA
MIKE BASS FORD	MOTORMAX OF GR
MIKE CASTRUCCI CHEVY OLDS	MR CARS, INC.
MIKE CASTRUCCI FORD OF ALEX	MR MAGU AUTO SALES
MIKE CASTRUCCI FORD SALES	MR T’S AUTO DETAIL & SALES INC
MIKE ERDMAN MOTORS, INC.	MT CLEMENS AUTO CENTER
MIKE ERDMAN TOYOTA	MULLINAX AUTO SALES
MIKE PRUITT HONDA, INC	MULLINAX FORD OF PALM BEACH
MIKE SHAD FORD	MUNZY’S MOTORS INC
MIKE SHAD NISSAN	MUSIC TOWN MOTOR CARS III
MIKE WILSON CHEVROLET	MUSSELMAN’S DODGE
MIKE’S AUTO FINANCE	MY AUTO IMPORT CENTER

DEALER NAME	DEALER NAME
MY FLORIDA DIRECT AUTO	NORTHGATE FORD LINCOLN MERCURY
N T I	NORTHLAND CHRYSLER JEEP DODGE
NALLEY HONDA	NORTHPOINTE AUTO SALES
NALLEY INFINITI	NOURSE CHILLICOTHE
NAPLES DODGE	NOURSE INTERSTATE AUTO MALL
NAPLES MITSUBISHI	O C WELCH FORD LINCOLN MERCURY
NAPLES NISSAN	OAK TREE MOTORS
NAPLETONS NISSAN/NAPLETONS	OASIS AUTO SALES INC
NAPLETON’S NORTH PALM AUTO PK	OASIS MOTORS
NATIONAL AUTO FINANCE	O’BRIEN AUTO CENTER
NATIONAL AUTO SALES 1	OCEAN AUTO SALES OF MIAMI INC
NATIONAL CAR MART, INC	OCEAN MAZDA
NATIONAL CAR SALES	O’CONNOR AUTOMOTIVE, INC
NATIONAL MOTORS, INC.	O’DANIEL MOTOR SALES, INC.
NEIL HUFFMAN NISSAN	OFF LEASE AUTO SOURCE
NEIL HUFFMAN VW	OFF LEASE ONLY
NELSON AUTO GROUP	OHARA CHRYSLER DODGE JEEP, INC
NELSON AUTO SALES, INC.	OLD SOUTH SALES INC.
NELSON AUTOPLEX	OMNI AUTO SALES
NELSON MAZDA	ON THE ROAD AGAIN, INC.
NELSON MAZDA RIVERGATE	ON TRACK AUTO MALL, INC.
NETWORK AUTO SALES INC	ON TRACK AUTO SALES, INC.
NEW 2-U AUTO SALES, LLC.	ONE SOURCE AUTOMOTIVE SOLUTION
NEW CARLISLE FORD	ONYX MOTORS
NEW DAWN AUTO MALL	ORANGE AUTO SALES
NEW FUTURE AUTO SALES	ORANGE PARK DODGE
NEW LIFE AUTO SALES LLC	ORANGE PARK MITSUBISHI
NEW MILLENNIUM AUTO SALES, INC	ORANGE SPORTS CENTER INC
NEW WAY AUTOMOTIVE	ORLANDO AUTO BROKERS, INC.
NEWCOMBS SERVICE, INC	ORLANDO AUTO SPECIALISTS, INC
NEWTON MOTORS	ORLANDO HYUNDAI
NEWTON’S AUTO SALES, INC.	OSCAR MOTORS CORPORATION
NEX 2 NU-AUTO SALES INC	OURISMAN ROUTE 198 SALES, INC
NEXT GENERATION MOTORS, INC.	OXMOOR FORD LINCOLN MERCURY
NICE CARS, INC.	OXMOOR HYUNDAI
NICHOLS DODGE, INC.	OXMOOR MAZDA
NICK MAYER LINCOLN MERCURY INC	OXMOOR TOYOTA
NICKS AUTO MART	OYSTER POINT DODGE/KIA
NIMNICHT CHEVROLET	P&L AUTO SALES
NIMNICHT PONTIAC	PA & J FAST CARS INC
NISSAN OF BRANDON	PAGE MOTORS
NISSAN OF GALLATIN	PAGE TOYOTA
NISSAN OF MELBOURNE	PALAFOX MOTORS, INC.
NISSAN ON NICHOLASVILLE	PALATKA FORD-MERCURY, INC.
NISSAN SOUTH	PALM AUTOMOTIVE GROUP
NORSIDE IMPORTS	PALM BAY FORD
NORTH BROTHERS FORD, INC	PALM BAY MOTORS
NORTH COAST AUTO MALL	PALM BEACH AUTO DIRECT
NORTH FLORIDA AUTO INC.	PALM BEACH CLEAN REPOS INC.
NORTH FLORIDA LINCOLN MERCURY	PALM BEACH PRE OWNED
NORTH FULTON MOTORS, INC.	PALM BEACH TOYOTA
NORTH POINT CHRYSLER JEEP	PALM CHEVROLET
NORTH POINT MOTORS, LLC	PALM CHEVROLET OF GAINESVILLE
NORTHGATE AUTO SALES	PALM CITY CORPORATION, INC.

DEALER NAME	DEALER NAME
PALM COAST FORD	PILES CHEV-OLDS-PONT-BUICK
PALMETTO PREOWNED	PIMLICO MOTORS
PANAMA CITY AUTOMOTIVE	PINEVILLE IMPORTS
PANHANDLE AUTOMOTIVE INC.	PINNACLE AUTO HOLDINGS
PARADISE FORD	PINNACLE AUTO SALES
PARADISE MOTOR SALES	PIRTLE HOWERTON CHEVROLET
PARK AUTO MALL, INC	PITTSBORO FORD
PARK FORD	PLAINFIELD AUTO SALES, INC.
PARKS AUTOMOTIVE GROUP	PLANET SUZUKI
PARKS AUTOMOTIVE, INC	PLATINUM MOTOR CARS
PARKS CHEVROLET—GEO	PLATTNER AUTOMOTIVE OF VENICE
PARKS CHEVROLET, INC	PLATTNER’S
PARKWAY FORD, INC.	PLATTNER’S WINTER PARK
PASSPORT MOTORCARS	PLAZA DODGE INC.
PATRICK O’BRIEN JR CHEVROLET	PLAZA LINCOLN MERCURY
PATRICK O’BRIEN JR, CHEV. INC.	PLAZA MOTORS, INC.
PATRIOT AUTO EXCHANGE	POMOCO CHRYSLER/PLY OF HAMPTON
PATRIOT AUTOMOTIVE SALES &	POMPANO HONDA
PATTERSON ENTERPRISE	PORT MOTORS
PATTIS CAR COUNTRY	POTAMKIN CHEVROLET
PAUL HARVEY FORD SALES	POTAMKIN HYUNDAI, INC.
PAUL MILLER FORD, INC.	POTAMKIN RIVERA DODGE
PAUL’S TRADING STATION LLC	POTAMKINS PLANET DODGE CHRYSLE
PAYLESS AUTO DEALS LLC	POTTS AUTO SALES
PAYLESS CAR SALES	POTTS AUTOMOTIVE GROUP
PCB INC	POWER PONTIAC GMC OLDSMOBILE
PEARCE AUTO SALES, INC	PREFERRED AUTO
PEARSON FORD, INC.	PREFERRED CHRYSLER DODGE JEEP
PEARSON IMPORTS, INC.	PREMIER AUTO BROKERS, INC.
PEDIGO’S HEARTLAND CROSSING	PREMIER AUTO MART, INC
PEGGY’S AUTO SALES	PREMIER FORD LINCOLN MERCURY
PELHAM’S AUTO SALES	PREMIER KIA
PENCE NISSAN	PREMIER MOTORCAR GALLERY
PENSACOLA AUTO BROKERS, INC	PREMIERE CHEVROLET, INC.
PENSACOLA AUTO DEPOT	PREMIUM AUTO SALES AND SERV
PENSACOLA AUTO MART, INC.	PRESTIGE AUTO SALES & RENTALS
PENSACOLA HONDA	PRESTIGE HONDA OF THOMASVILLE
PENSACOLA MOTOR SALES, INC	PRESTIGE LEASING AND SALES INC
PENSKE CHEVROLET ISUZU	PRESTON CHEVROLET CADILLAC
PEOPLE’S CHOICE AUTO SALES INC	PRESTON FORD
PEPE MOTORS, INC.	PRESTON HYUNDAI
PEREZ SALES & SERVICE, INC	PRICED RIGHT CARS, INC
PERFORMANCE GMC OF	PRIDE AUTO SALES
PERSINGER AUTOMOTIVE	PRIME MOTORS INC
PETE MOORE CHEVROLET, INC	PRIORITY 1 MOTORS, LLC
PETE MOORE IMPORTS, INC	PRIORITY AUTOMOTIVE GROUP
PETERS AUTO SALES, INC.	PRO CAR AUTO GROUP, INC
PETTIES, INC.	PRO CAR II
PHIL SMITH CHEVROLET	PROCAR
PHIL SMITH KIA/MITSUBISHI	PROCTOR & PROCTOR
PHILLIPS BUICK PONTIAC GMC INC	PROGRESS AUTO SALES, LLC
PHILLIPS CHRYSLER-JEEP, INC	PUGMIRE ISUZU
PIEDMONT AUTO SALES NETWORK	PUTNAM CITY MOTORS, INC
PIEDMONT HONDA	QUALITY AUTO LINK INC

DEALER NAME	DEALER NAME
QUALITY BANK REPOS	RICKER AUTO SALES
QUALITY CAR CENTER	RICKS AUTO SALES
QUALITY CAR COMPANY	RIDE BETTER LLC DBA ORANGE
QUALITY CARS & TRUCKS	RIDE ONE AUTO SALES
QUALITY CHRYSLER OF GREENWOOD	RIDE TODAY FINANCING LLC
QUALITY IMPORTS	RIDESMART AUTOMOTIVE GROUP
QUALITY MAZDA VOLKSWAGEN	RIGHTWAY AUTOMOTIVE CREDIT
QUALITY PONTIAC LTD	RIOS MOTORS
QUEEN CITY LINCOLN	RITA CASE CARS INC
QUICK & WISER AUTO SALES	RITEWAY AUTO SERVICE & SALES
R & B CAR COMPANY	RIVER CITY AUTO CENTER
R & R WHOLESALE	RIVER CITY MOTORS, LLC
R & Z AUTO SALES	RIVER ROAD MOTOR, CO.
R.H. CARS, INC.	RIVERCHASE KIA
R.K. CHEVROLET	RIVERGATE CARNIVAL KIA
R.K. TOYOTA	RIVERGATE TOYOTA
RAIMERS MOTORS INC.	RIVERSIDE MOTORS, INC
RALLYE MOTORS, INC	RIVIERA AUTO SALES SOUTH, INC.
RANDY MARION CHEVROLET PONTIAC	ROAD RUNNER’S AUTOMOTIVE INC
RANKL & RIES MOTORCARS, INC	ROB PARTELO’S WINNERS
RATIGAN MOTOR CENTER, INC.	ROBINSON AUTOMOTIVE GROUP
RAY SKILLMAN CHEVROLET	ROBKE CHEVROLET COMPANY
RAY SKILLMAN EASTSIDE	ROBY AUTOGROUP, LLC
RAY SKILLMAN FORD INC.	ROCK BOTTOM AUTO SALES, INC.
RAY SKILLMAN NORTHEAST BUICK G	ROCK-N-ROLL MOTORS
RAY SKILLMAN NORTHEAST MAZDA	ROD HATFIELD CHEVROLET, LLC
RAY SKILLMAN OLDSMOBILE AND	ROD HATFIELD CHRYSLER DGE JEEP
RAY SKILLMAN WESTSIDE	ROGER DEAN BUICK
RDM AUTOMOTIVE GROUP	ROGER DEAN CHEVROLET
RE BARBER FORD INC	ROGER DEAN CHEVROLET-GEO
REAL MOTORCARS, INC.	ROGER WHITLEY CHEVROLET
RED HOAGLAND HYUNDAI, INC.	RON ANDERSON CHEVROLET-
RED HOAGLAND PONTIAC GMC INC	RON BUTLER MOTORS, LLC
REDMOND AUTOMOTIVE	RON HAUS AUTO GROUP, INC.
REEVES IMPORT MOTOR CARS	RON SLIVKA BUICK
REGAL CARS OF FLORIDA INC	ROSE CHEVROLET, INC.
REGAL PONTIAC, INC.	ROSE CITY MOTORS
REGISTER CHEVROLET & OLDS	ROSE CITY MOTORS 2
REINART AUTO WHOLESALERS, LLC	Rosenthal Acura
REINEKE FORD LINCOLN MERCURY	ROSEVILLE CHRYSLER JEEP
RELIABLE TRUCK SALES	ROSS’S AUTO SALES
RELIABLE USED CARS	ROUSH HONDA USED CAR COMPANY
RENOWNED AUTO SALES	ROUTE 4 AUTO STORE
RICE TOYOTA	ROY CAMPBELL CHEVROLET, INC.
RICH MORTONS GLEN BURNIE	ROY O’BRIEN, INC
RICHMOND FORD	ROYAL AUTO BROKERS, LLC
RICHMOND HYUNDAI	ROYAL AUTOMOTIVE
RICK CASE ATLANTA	ROYAL CREST ENTERPRISES, INC.
RICK CASE HONDA	ROYAL OAK FORD SALES, INC.
RICK CASE HYUNDAI	RPM AUTO SALES LLC
RICK CASE MOTORS, INC.	RPM MOTORSPORTS OF ATLANTA LLC
RICK DAVENPORT AUTO SALES, INC	RTI AUTO SALES
RICK HENDRICK CHEVROLET	RUSS DELLEN
RICK MATTHEWS BUICK PONTIAC	RYAN’S AUTO SALES

DEALER NAME	DEALER NAME
S & J AUTO SALES	SECOND CHANCE MOTORS
S S & M AUTOMOTIVE	SECONDARY STRATEGIES, INC.
S WILSON’S AUTO SALES	SEELYE WRIGHT OF BATTLE CREEK
S-9 AUTO SALES	SELECT IMPORTS
SALTON MOTOR CARS INC	SELECTIVE AUTO SOURCE
SAM GALLOWAY FORD INC.	SEMMES AUTO SALES, INC.
SAM PIERCE CHEVROLET	SERPENTI CHEVROLET OF ORVILLE
SAM SWOPE AUTO GROUP, LLC	SERPENTINI CHEVROLET OF
SAM SWOPE PONTIAC BUICK GMC	SERRA AUTOMOTIVE
SAMSON’S USED CARS INC.	SERRA CHEVROLET, INC.
SANDY SPRINGS TOYOTA	SEXTON AUTO SALES, INC
SANSING CHEVROLET, INC	SHAMBURG AUTO SALES
SARASOTA CHRYSLER PLYMOUTH	SHARPNACK FORD
SARASOTA FORD	SHAWNEE MOTORS GROUP
SARATOGA AUTO SALES, LLC	SHED’S AUTO SALES
SATURN OF CHAGRIN	SHEEHAN PONTIAC
SATURN OF CHAPEL HILL	SHEEHY FORD MERCURY
SATURN OF CLEARWATER	SHELBYVILLE AUTO SALES LLC
SATURN OF DECATUR	SHERROD SALES & AUTOMOTIVE
SATURN OF GRAND RAPIDS	SHERWOOD AUTO & CAMPER SALES
SATURN OF GREENSBORO	SHOWCASE SELECT IMPORTS
SATURN OF GREENVILLE	SHUTT ENTERPRISES
SATURN OF MARIETTA	SIGNATURE FORD LINCOLN MERCURY
SATURN OF MIDDLEBURG HTS	SIMMONS NISSAN
SATURN OF ORANGE PARK	SIMON’S AUTO SALES
SATURN OF ORLANDO - SOUTH	SIMPLE AUTO SALES
SATURN OF ORLANDO, OSCEOLA	SIMS BUICK PONTIAC, LLC
SATURN OF RALEIGH	SINA AUTO SALES, INC.
SATURN OF REGENCY	SITTON BUICK COMPANY, INC.
SATURN OF SOUTH BOULEVARD	SKINNER MOTORS, INC.
SATURN OF SOUTHGATE, INC.	SMITH’S AUTO SALES
SATURN OF ST PETE	SMZ AUTO IMPORT, INC.
SATURN OF THE AVENUES	SON SUZUKI CONYERS
SATURN OF UNION CITY	SONNY HANCOCK
SATURN OF WEST BROWARD	SONS ACURA
SATURN OF WEST PALM BEACH	SONS HONDA
SATURN SW FLORIDA LLC DBA	SOUTH FLORIDA SALES & LEASING
SAULS MOTOR COMPANY, INC.	SOUTH I-75 CHRYSLER DODGE JEEP
SAV MOR AUTOS	SOUTH MOTOR COMPANY OF DADE
SAVANNAH AUTO	SOUTH OAK DODGE INC
SAVANNAH AUTOMOTIVE GROUP	SOUTHEAST AUTOMOTIVE GROUP,INC
SAVANNAH DODGE, INC.	SOUTHEAST FINANCIAL FUNDING
SAVANNAH MOTORS	SOUTHEAST JEEP EAGLE
SAVANNAH SPORTS AND IMPORTS	SOUTHEAST PERFORMANCE MOTORCAR
SAVANNAH TOYOTA & SCION	SOUTHERN AUTO BROKERS
SCANLON IMPORTS, INC.	SOUTHERN MOTOR COMPANY
SCHULTZ AUTO BROKERS	SOUTHERN MOTORS OF SAVANNAH
SCHUMACHER AUTOMOBILE, INC	SOUTHERN PRIDE AUTO SALES, INC
SCOGGINS CHEVROLET OLDS BUICK	SOUTHERN SOLUTIONS, INC.
SCOTT EVANS CHRYSLER PLYMOUTH	SOUTHERN STATES NISSAN OF APEX
SCOTT EVANS NISSAN	SOUTHERN STATES NISSAN, INC.
SCOTTS LOT	SOUTHERN TRUST AUTO SALES
SCOTTY’S AUTO SALES	SOUTHERN USED CARS
SEBA AUTO TRADER	SOUTHERN WHOLESALE CARS

DEALER NAME	DEALER NAME
SOUTHFIELD JEEP-EAGLE, INC.	STEWART NISSAN
SOUTHFIELD QUALITY CARS, INC.	STEWART TOYOTA OF NORTH PALM
SOUTHGATE FORD	STIENER AUTOMOTIVE GROUP
SOUTHPORT MOTORS	STINGRAY CHEVROLET
SOUTHTOWN MOTORS HOOVER	STOKES BROWN MITSUBISHI
SOUTHTOWNE	STOKES BROWN TOYOTA SCION
SOUTHTOWNE ISUZU	STOKES HONDA CARS OF BEAUFORT
SOUTHWEST AUTO SALES	STOKES MITSUBISHI
SOUTHWEST FLORIDA AUTO BROKERS	STOKES TRAINOR OF SIMPSONVILLE
SOUTHWIND FORD INC	STONE MOUNTAIN CHRYSLER JEEP
SPACE COAST HONDA	STONE MOUNTAIN MOTORS
SPADY.COM, INC.	STONE MOUNTAIN NISSAN
SPARTA CHEVROLET INC	STONE MOUNTAIN TOYOTA
SPARTAN LINCOLN MERCURY	STONECREST TOYOTA
SPARTANBURG CHRYSLER JEEP INC	STRICKLAND AUTOMOTIVE, LLC
SPEEDWAY MOTORS, INC	STRICKLAND’S USED CARS, INC.
SPIRIT AUTO BROKERS	STROM ALTMAN SUZUKI INC
SPIRIT FORD INC	STRUTHERS AUTO MALL
SPIRIT HYUNDAI OF ANNAPOLIS	SUBURBAN CHEVROLET
SPITZER AUTOWORLD	SUBURBAN CHRYSLER JEEP DODGE
SPITZER BUICK, INC.	SUBURBAN FORD OF STERLING
SPITZER CHEVROLET COMPANY	SUBURBAN FORD OF WATERFORD
SPITZER DODGE	SULLIVAN PONTIAC CADILLAC GMC
SPITZER KIA	SULLIVAN’S ON BASELINE
SPITZER LAKEWOOD, INC	SUMMIT PLACE KIA
SPITZER MOTOR CENTER, INC.	SUMMIT PLACE KIA CANTON
SPITZER MOTOR CITY	SUMMIT PRE-OWNED OF RALEIGH
SPORT MAZDA	SUN HONDA
SPORT MITSUBISHI	SUN TOYOTA
SPORTS AND IMPORTS, INC.	SUNBELT HONDA
SPRINGHURST CHEVROLET, INC.	SUNCOAST CHRYSLER PLYMOUTH
ST PETE AUTO MALL	SUNCOAST FORD
ST. PETE JEEP EAGLE	SUNNYSIDE NISSAN
STADIUM CHEVROLET BUICK	SUNRISE AUTO SALES LLC
STADIUM LINCOLN MERCURY, INC	SUNRISE AUTOMOTIVE
STAFFORD AUTO SALES	SUNSET DODGE, INC
STALLINGS MOTORS INC	SUNSHINE AUTO GROUP II, INC
STAN’S CAR SALES	SUNSHINE DODGE INC.
STAR CARS, INC.	SUNSTATE FORD
STARFLEET CARS	SUNTREE MOTORS
STARLING CHEVROLET	SUPER AUTO SALES
STARNES WHOLESALE, INC.	SUPER TOYS
STARRCARS AUTOMOTIVE GROUP LLC	SUPERIOR ACQUISITION, LLC
STARRS CARS AND TRUCKS, INC	SUPERIOR ACURA
STEARNS CHEVROLET	SUPERIOR AUTO SALES
STEARNS FORD	SUPERIOR AUTOMOTIVE
STEARNS MOTORS OF NAPLES	SUPERIOR AUTOMOTIVE SALES
STEPHEN A FINN AUTO BROKER	SUPERIOR CHEVROLET
STEVE CALDWELL AUTOMOTIVE LLC	SUPERIOR CHRYSLER DODGE JEEP
STEVE MOORE CHEVROLET	SUPERIOR HONDA
STEVE RAYMAN CHEVROLET, LLC	SUPERIOR HYUNDAI
STEVE RAYMAN CHRYSLER JEEP	SUPERIOR HYUNDAI SOUTH
STEVE SORENSON CHEVROLET INC.	SUPERIOR MOTORS NORTH
STEVE WESTPHAL USED CAR FACTOR	SUPERIOR PONTIAC BUICK GMC, INC

DEALER NAME	DEALER NAME
SUPRA ENTERPRISES	THE CAR AND TRUCK STORE LLC
SUPREME IMPORTS, LLC	THE CAR CABANA OF
SUSAN SCHEIN CHRYSLER PLYMOUTH	THE CAR COMPANY, INC
SUTHERLIN MAZDA	THE CAR CONNECTION, INC.
SUTHERLIN NISSAN	THE CAR LOT
SUTHERLIN NISSAN MALL OF GA.	THE CAR SHACK
SUTHERLIN NISSAN OF FT. MYERS	THE CAR SHOP
SUZUKI OF GREENSBORO LLC	THE CAR STORE
SUZUKI OF NASHVILLE	THE CAR STORE INC.
SUZUKI OF TAMPA BAY	THE KIA STORE
SWEENEY BUICK PONTIAC GMC	THE LUXURY AUTOHAUS INC.
SWEENEY CHEVROLET	THE MINIVAN PLACE
SWEENEY CHRYSLER DODGE JEEP	THE PEOPLES CAR COMPANY
SZOTT M59 CHRYSLER JEEP	THE TRUCK FARM OF EASLEY
T & L AUTO SALES	THE TRUCK JUNCTION, INC
T N S AUTO SALES, INC.	THE TRUCK LINK, LLC
TALLAHASSEE FORD LINCOLN	THOMAS & SON INC.
TAMAROFF MOTORS	THOMAS AND SON, INC
TAMERON AUTOMOTIVE EASTERN	THOMAS AUTO MART, INC.
TAMERON AUTOMOTIVE GROUP	THOMAS OF CAIRO, CHEV, PONT
TAMIAMI FORD, INC.	THOMAS TRUCKS & TRAILS
TAMPA AUTO SOURCE INC	THOMAS USED CARS, INC.
TAMPA AUTOLAND, INC.	THOMASVILLE TOYOTA
TAMPA BAY AUTO MALL	THOMPSON AUTOMOTIVE, INC.
TAMPA HONDALAND	THOMPSON CADILLAC
TAMPA LUXURY CARS	THORNTON CHEVROLET, INC
TAPPER AUTO SALES	THORNTON ROAD HYUNDAI
TARPON SPRINGS DODGE	THOROUGHBRED CHEVROLET, INC.
TATE DODGE CHRYSLER JEEP INC	THRIFTY CAR SALES
TAYLOR AUTO SALES, INC.	THRIFTY CAR SALES OF METRO
TAYLOR CADILLAC, INC	THRIFTY CAR SALES OF PENSACOLA
TAYLOR FORD, INC.	THURSTON FLEET SALES
TAYLOR MORGAN INC	TIFFIN FORD LINCOLN MERCURY
TAYLOR’S AUTO SALES	TIM LALLY CHEVROLET, INC
TEAM CHEVROLET OLDSMOBILE	TIM NELSON AUTO SALES
TEAM CHEVROLET, LLC	TIM STEWART FORD
TEAM CHRYSLER INC.	TIMBERLAND FORD
TEAM FORD AT NORTHPOINT	TIPTON FORD LINCOLN
TEAM FORD OF MARIETTA	TITANIUM MOTORS INC
TEAM HONDA	T-MAC AUTOMOTIVES INC
TEAM NISSAN OF MARIETTA	T-MOTOR SALES
TEAM TOYOTA	TNT CHRYSLER DODGE JEEP
TED’S AUTO SALES, INC.	TNT USED AUTO SALES, INC.
TELEGRAPH CHRYSLER JEEP, INC.	TODAY AUTO SALES CORP
TENA AUTOMOTIVE LLC	TODD WENZEL BUICK PONTIAC GMC
TENNYSON CHEVROLET, INC.	TOM AHL HYUNDAI
TERRY CULLEN CHEVROLET	TOM EDWARDS, INC
TERRY LEE HONDA	TOM GILL CHEVROLET
TERRY’S AUTO SALES, INC.	TOM HOLZER FORD
THE 3445 CAR STORE, INC.	TOM KELLEY BUICK GMC PONTIAC
THE AUTO OUTLET	TOM MOORE CHEVROLET
THE AUTO SOURCE, INC	TOM SMITH TRADE IN LIQUIDATION
THE AUTO STORE	TOM STENHOUWER AUTO SALES INC
THE BOULEVARD CAR LOT	TOM WOOD FORD

DEALER NAME	DEALER NAME
TOM WOOD NISSAN, INC.	TRYON AUTO MALL
TOM WOOD TOYOTA, INC.	TUCKER CHRYSLER JEEP DODGE INC
TOMLINSON MOTOR COMPANY OF	TWO RIVERS USED CAR STORE
TONY ON WHEELS, INC.	U CAN RIDE AUTO GROUP LLC
TOP CHOICE AUTO	U DRIVE LLC
TOP LINE AUTO SALES, INC.	U RIDE AUTO SALES
TOWN & COUNTRY AUTO & TRUCK	U.S. AUTO GROUP, INC.
TOWN & COUNTRY DODGE, INC	U.S. AUTO SALES INC
TOWN & COUNTRY FORD	ULTIMATE IMAGE AUTO, INC
TOWN & COUNTRY SELECT	ULTIMATE IMPORTS
TOWN CENTER KIA	UNDERWOOD MOTORS INC
TOWNE EAST AUTO	UNION CITY NISSAN
TOWNSEND IMPORTS	UNIQUE AUTO SALES
TOWNSEND MOTORS, INC	UNIQUE AUTOMOTIVES, LLC
TOWNSENDS MAGNOLIA	UNITED AUTO BROKERS
TOYOTA AT THE AVENUES INC	UNITED SALES AND LEASING, INC
TOYOTA MALL OF GEORGIA	UNIVERSAL AUTO SALES OF PLANT
TOYOTA OF BEDFORD	UNIVERSAL CHEVROLET CO
TOYOTA OF CINCINNATI CO, INC.	UNIVERSAL MOTORS OF CENTRAL
TOYOTA OF EASLEY	UNIVERSAL NISSAN
TOYOTA OF GREER	UNIVERSITY AUTO & TRUCK
TOYOTA OF HOLLYWOOD	UNIVERSITY CHEVROLET, INC
TOYOTA OF LOUISVILLE, INC.	UNIVERSITY FORD, INC.
TOYOTA OF MCDONOUGH	UNIVERSITY KIA
TOYOTA OF WINTER HAVEN	UNIVERSITY MOTORS
TOYOTA ON NICHOLASVILLE	UNO AUTO SALES
TOYOTA WEST/SCION WEST	UPTOWN MOTOR OF NC, INC,
TOYOTA-LEXUS OF MELBOURNE	US 1 CHRYSLER DODGE JEEP
TRADEWINDS MOTOR CENTER	US 70 MOTORS LLC
TREASURE COAST IMPORTS LLC	US AUTO GROUP, INC.
TRI COUNTY CHEVROLET & OLDS-	US AUTOS, INC.
TRI COUNTY MOTORS	US MOTORS
TRIAD AUTO INC.	USA AUTO & LENDING INC
TRIAD AUTO SOURCE	USA AUTO CENTER INC.
TRIANGLE IMPORTS SALES AND	USA AUTO DEALERS, INC.
TRIANGLE SUZUKI	USA MOTORCARS
TRI-CITY MOTORS INC #2	USED CAR DEPOT OF DURHAM
TRI-COUNTY CHRYSLER PRODUCTS	USED CAR FACTORY
TRI-COUNTY MOTORS	USED CAR MOTOR MALL OF GRAND
TRIMAX AUTO GROUP, INC.	USED CAR SUPERMARKET
TRINITY AUTOMOTIVE	V AND E ENTERPRISES
TRIPLE M AUTO CONSULTANTS	VA BEACH AUTO SHOWCASE, INC.
TRIPLE M AUTO FINDERS	VADEN CHEVROLET BUICK PONTIAC
TRONCALLI CHRYSLER-JEEP	VADEN NISSAN, INC.
TROPHY AUTOMOTIVE	VADEN VOLKSWAGEN
TROPICAL AUTO SALES	VALUE 1 AUTO SALES
TROPICAL AUTO SALES & RENT TO	VALUE AUTO SALES
TROPICAL CADILLAC	VAN DEVERE, INC
TROPICAL CHEVROLET	VANN YORK NISSAN, INC.
TROPICAL FORD	VANN YORK PONTIAC BUICK GMC
TROUTMAN MOTORS, INC.	VANN YORK PONTIAC, INC.
TROY FORD INC	VANN YORK TOYOTA, INC
TRUCK & AUTO CENTER, LLC	VARIETY AUTO BROKERS, INC.
TRUCKS DIRECT	VARIETY MOTORS, INC.

DEALER NAME	DEALER NAME
VARSITY LINCOLN MERCURY	WHITMAN FORD
VEHICLES 4 SALES, INC.	WHITTEN AUTO CENTER
VELOCITY MOTORS INC	WHOLESALE DIRECT
VENICE NISSAN DODGE, INC	WHOLESALE DIRECT AUTO SALES
VESTAL PONTIAC BUICK GMC TRUCK	WHOLESALE, INC
VETERANS FORD	WILLET HONDA
VIC BAILEY HONDA, INC.	WILLETT HONDA SOUTH
VIC OSMAN LINCOLN MERCURY, INC	WILLIAM LEHMAN MITSUBISHI
VICTORIA MOTORS, LLC	WILLIAMSBURG CHRY JEEP
VICTORY CHEVROLET LLC	WILLOW LAWN AUTO
VICTORY NISSAN	WILMINGTON AUTO CENTER
VICTORY NISSAN OF CHESAPEAKE	WILSON BROTHERS
VILLAGE AUTO OUTLET INC	WINDER AUTOMAX, INC.
VILLAGE FORD INC	WING AUTO SALES, INC
VIN DEVERS, INC	WINTER HAVEN CHRYSLER PLYMOUTH
VINCE WHIBBS PONTIAC-GMC	WINTER PARK AUTO MALL CORP
VIRGINIA MOTOR COMPANY	WINTER PARK DODGE, INC.
VOLVO OF FT. MYERS	WODA AUTOMOTIVE, LLC
VOSS CHEVROLET INC	WOODBRIDGE MOTORS, INC.
VOSS SUZUKI	WOODRUFF CHEVROLET
W C S AUTO SALES	WOODY SANDER FORD, INC.
W. HARE & SON	WORLD AUTO NET INC
W.P.B. AUTOMART/KIA	WORLD CAR CENTER & FINANCING
WADE FORD INC	WORLD CLASS AUTO SUPERSTORE
WADE RAULERSON	WORLD FORD STONE MOUNTAIN
WADSWORTH AUTOMOTIVE INV, LLC	WORLD ON WHEELS OF MIAMI INC
WAIKEM MOTORS, INC	WORLD TOYOTA
WALKER FORD CO., INC.	WORLEY AUTO SALES
WALLACE CADILLAC PONTIAC LLC	WOW CAR COMPANY
WALLACE NISSAN	WRIGHT’S AUTO SALES
WALLEYS AUTO SALES	WULLENWEBER MOTORS
WALSH AUTO BODY, INC	XL1 MOTORSPORTS, INC
WALT SWEENEY FORD, INC	XTREME AUTO SALES
WAYLAND MOTOR SALES	YADKIN ROAD AUTO MART
WAYNE AKERS FORD INC.	YARK AUTOMOTIVE GROUP, INC
WAYNE THOMAS CHEVROLET, INC.	YERBY BAUER AUTO SALES
WEINLE AUTO SALES	YERTON LEASING & AUTO SALES
WESH INC	YES CARS OF ATLANTA LLC
WESLEY CHAPEL NISSAN	YORK CHRYSLER PLYMOUTH, DODGE,
WESLEY CHAPEL TOYOTA	YOUNG FORD, INC
WEST BROAD HONDA	YOUR DEAL AUTOMOTIVE
WEST BROAD HYUNDAI	ZIMMER MOTOR
WEST COAST CAR & TRUCK SALES
WEST END AUTO SALES & SERVICE
WEST SIDE TOYOTA
WESTERN AVENUE NISSAN INC
WESTGATE CHRYSLER JEEP DODGE
WESTLAND MOTORS RCP, INC.
WESTPORT AUTO, INC.
WHEELS FOR SALE BY OWNER &
WHEELS MOTOR SALES
WHITE ALLEN CHEVROLET SUBARU
WHITE ALLEN HONDA
WHITE FORD CO., INC.